UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2005

VEECO INSTRUMENTS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Sunnyside Boulevard, Suite B, Woodbury, New York  11797
(Address of principal executive offices, including zip code)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On June 30, 2005, Veeco Instruments Inc. (“Veeco”) announced the promotion of Jeannine Sargent to the position of Executive Vice President, Marketing and Business Development and General Manager of its Nano - Bio Instruments business unit (formerly known as its Research Atomic Force Microscope business unit).  In connection with such appointment, Veeco and Ms. Sargent entered into a letter agreement, dated June 17, 2005, providing certain compensation and severance benefits to Ms. Sargent.  A copy of the letter agreement is included as Exhibit 10.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)                    Exhibits.

Exhibit	Description

10.1	Letter agreement dated June 17, 2005 between Veeco Instruments Inc. and Jeannine P. Sargent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

July 1, 2005	By:	/s/ Gregory A. Robbins
Gregory A. Robbins
Vice President and General Counsel